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                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of report: July 15, 1999


                Volkswagen Credit Auto Receivables Corporation
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              (Exact Name of Registrant as Specified in Charter)


                                  EXHIBITS

          Delaware                33-80055                38-2748796
          --------                --------                ----------

  (State of Incorporation)  (Commission File Number)  (IRS Employer Id. No.)


                3800 Hamlin Road, Auburn Hills, Michigan 48326
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              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (248) 340-4938

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

        The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended July 15, 1999, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      Designation               Description                 Method of Filing
      -----------               -----------                 ----------------

      Exhibit 20         Report for the month ended      Filed with this report.
                         July 15, 1999 provided to
                         Chemical Bank, as trustee
                         under the Volkswagen
                         Credit Auto Master Trust,
                         Series 1996-1

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Volkswagen Credit Auto Master Trust



                                        By: Volkswagen Credit Auto
                                            Receivables Corporation


                                        By: /s/ Timothy J. Flaherty
                                            -----------------------
                                            Timothy J. Flaherty